UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                               Amendment No. 1 to
                                    FORM 8-K
                 (Amending Form 8-K filed on December 13, 1999)

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report   (Date of earliest event reported):         November 28, 1999


                         APPLIED DIGITAL SOLUTIONS, INC.
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             (Exact name of registrant as specified in its charter)

                                    Missouri
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                 (State or other jurisdiction of incorporation)

                                    000-26020
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                            (Commission File Number)

                                   43-1641533
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                        (IRS Employer Identification No.)

            400 Royal Palm Way, Suite 410, Palm Beach, Florida 33480
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              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:       561-366-4800

Item 7.  Financial Statements and Exhibits.

     On December 13, 1999, the Registrant, Applied Digital Solutions, Inc., filed a Current Report on Form 8-K reporting the proposed sale of the Registrant's outstanding shares of TigerTel, Inc., its Canadian subsidiary. By this amendment, the Registrant is filing as Exhibit 99.1, the Agreement dated as of November 28, 1999 by and among AT&T Canada Corp. and TigerTel, Inc.

     (c)   Exhibits.

     99.1 Agreement dated as of November 28, 1999 by and among AT&T Canada Corp. and TigerTel, Inc. *

     99.2 Lock-Up Agreement dated as of November 28, 1999 by and among AT&T Canada Corp. and Applied Digital Solutions, Inc. **


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*        The Registrant agrees to furnish supplementally a copy of  Schedule "D"
         which is omitted from this filing, on request of the Commission.

**       Previously filed.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        APPLIED DIGITAL SOLUTIONS, INC.
                                        (Registrant)


Date:  December 21, 1999                  /S/ David A. Loppert
                                        --------------------------------
                                              David A. Loppert
                                               Vice President